UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 14, 2010

Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 330 Minnetonka, MN 55305
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (612) 238-3300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07           Submission of Matters to a Vote of Security Holders

Two Harbors Investment Corp. (“Two Harbors”) held its 2010 Annual Meeting of Stockholders on June 14, 2010, for the purpose of electing seven directors and ratifying the appointment of Ernst &Young LLP as its independent registered public accountants.  For more information on the proposals described below, refer to the company’s proxy statement dated April 30, 2010.  As of the record date, there were a total of 13,379,209 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 12,554,150 shares of common stock, or approximately 93%, were represented in person or by proxy, therefore a quorum was present.

Proposal  1 — Election of Directors

The seven nominees proposed by the Board of Directors were elected to serve as a director until our Annual Meeting of Stockholders to be held in 2011 and until his successor is duly elected and qualified.  The voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Mark D. Ein	10,741,082	13,061	1,799,987
William W. Johnson	10,738,545	15,598	1,799,987
Stephen G. Kasnet	10,741,182	12,961	1,799,987
Peter Niculescu	10,738,545	15,598	1,799,987
W. Reid Sanders	10,741,182	12,961	1,799,987
Thomas Siering	10,663,552	90,591	1,799,987
Brian C. Taylor	10,663,552	90,591	1,799,987

Proposal  2 — Ratification of Selection of Independent Auditors

Stockholders ratified the appointment of Ernst & Young LLP as Two Harbors’ independent registered public accountants for the year ending December 31, 2010.  The proposal received the following final voting results: 12,548,677 for, 1 against, and 5,452 abstentions.

Item 7.01           Regulation FD Disclosure.

On June 15, 2010, we announced the results of our 2010 Annual Meeting of Stockholders held on June 14, 2010. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information in Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 15, 2010, issued by Two Harbors Investment Corp. announcing the final voting results of Two Harbors’ 2010 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ TIMOTHY W. O’BRIEN
Timothy O’Brien
Secretary and General Counsel

Date: June 15, 2010